UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2017 (December 12, 2017)
THE J.G. WENTWORTH COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-36170	46-3037859
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 Morris Drive, Suite 300, Chesterbrook, Pennsylvania		19087-5148
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (484) 434-2300

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03. Bankruptcy or Receivership

On December 12, 2017, The J.G. Wentworth Company (“PubCo”, and together with its consolidated subsidiaries, the “Company”), together with certain of its subsidiaries (the “Debtors”) filed voluntary cases (the “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) to pursue the previously announced Joint Pre-Packaged Plan of Reorganization of Orchard Acquisition Company, LLC and its Debtor Affiliates, dated December 1, 2017 (as may be amended, restated, supplemented, or otherwise modified from time to time, the “Plan”). The Debtors have requested that the Chapter 11 Cases be jointly administered under the caption Orchard Acquisition Company, LLC (Case No. 17-12914). Only the Debtors have filed the Chapter 11 Cases. Accordingly, the direct and indirect subsidiaries of Orchard Acquisition Company, LLC, including the entities which conduct all of the Company’s consolidated operations, have not filed any Chapter 11 cases. The Company intends to continue to operate its businesses as “debtor-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code. The Company expects ordinary-course operations to continue substantially uninterrupted during and after the Chapter 11 Cases. The Debtors are seeking approval from the Bankruptcy Court for relief under “first day” motions authorizing the Debtors to continue to conduct their businesses in the ordinary course through non-debtor affiliates. Bankruptcy Court filings and other information related to the Chapter 11 Cases are available at a website administered by the Debtors’ claims agent, Prime Clerk, at http://cases.primeclerk.com/orchard. Information contained in, or that can be accessed through, such website is not a part of, and is not incorporated into, this Current Report on Form 8-K.

As previously announced, the Debtors commenced the solicitation of votes (the “Solicitation”) to obtain acceptances for the Plan on December 1, 2017. In connection with the commencement of the Solicitation, a disclosure statement relating to the Plan (the “Disclosure Statement”) was distributed to certain holders of claims against or equity interests in the Debtors. The Solicitation remains ongoing but the Company has received votes in favor of the Plan from Term Lenders (as defined below) sufficient to satisfy the requirements of section 1126(c) of the Bankruptcy Code as of the date hereof. A summary of the key features of the Plan was included in Item 1.01 to PubCo’s Current Report on Form 8-K filed on November 9, 2017. That description of the Plan does not purport to be complete and is qualified in its entirety by reference to the Plan, which is filed as Exhibit A to the Disclosure Statement, a copy of which is filed as Exhibit 99.1 to this Form 8-K.

Item 2.04. Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The commencement of the Chapter 11 Cases described in Item 1.03 of this Current Report on Form 8-K triggers an event of default that accelerated the Debtors’ obligations under the following agreements (the “Agreements”):

Credit Agreement, dated as of February 8, 2013 (as amended, and as may be further amended, restated, supplemented, or otherwise modified from time to time, the “Existing Credit Agreement”), by and among Orchard and certain of its affiliates, Jefferies Finance LLC, as administrative agent and collateral agent (the “TL Agent”), the lenders from time to time party thereto (the “Term Lenders”), and Jefferies Group, Inc., as Swing Line Lender and an LC Issuer (as each is defined therein); and

Tax Receivable Agreement, dated as of November 14, 2013 (the “TRA”), among PubCo (f/k/a JGWPT Holdings Inc.), the Principals (as defined therein) and, to the extent described therein, JLL Fund V AIF II, L.P. and the shareholders of PGHI Corp.

The Existing Credit Agreement provides that, as a result of the commencement of the Chapter 11 Cases of certain of the Debtors, the principal and accrued interest due thereunder shall be immediately due and payable. The TRA provides that, as a result of the filing of PubCo’s Chapter 11 Case, which qualifies as a Material Breach as defined in and under the TRA, all obligations thereunder shall be accelerated and the present value of all future tax attributes to be distributed thereunder as calculated based on certain stated assumptions shall be due and payable. However, any efforts to enforce any of the foregoing payment obligations under the Agreements against the Debtors are automatically stayed by section 362(a) of the Bankruptcy Code as a result of the commencement of the Chapter 11 Cases, and the holders’ rights of enforcement in respect of the Agreements against the Debtors are subject to the applicable provisions of the Bankruptcy Code. In addition, certain creditors under certain of the Agreements have agreed not to seek to exercise any rights or remedies against certain non-debtor affiliates who are guarantors or obligors under certain of the Agreements.

Item 8.01 Other Events.

As an issuer may not be listed on the OTCQX® Market (the “OTCQX”) if it is subject to bankruptcy or reorganization proceedings, the filing of the Chapter 11 Cases will result in PubCo being removed from the OTCQX and being moved to and to continue trading on the Pink Open Market (the “OTC Pink”). The Company expects its securities to begin trading on the OTC Pink beginning on December 12, 2017.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this Current Report on Form 8-K may constitute “forward-looking statements.” All statements, other than statements of historical fact, are forward-looking statements. You can identify such statements because they contain words such as “plans,” “expects” or “does expect,” “budget,” “forecasts,” “anticipates” or “does not anticipate,” “believes,” “intends,” and similar expressions or statements that certain actions, events or results “may,” “could,” “would,” “might,” or “will,” be taken, occur or be achieved. Any statements that refer to expectations or other characterizations of future events, circumstances or results are forward-looking statements.

A number of factors could cause actual results, performance or achievements to differ materially from the results expressed or implied in the forward-looking statements. These factors should be considered carefully and readers should not place undue reliance on the forward-looking statements. Forward-looking statements necessarily involve significant known and unknown risks, assumptions and uncertainties that may cause our actual results, performance and opportunities in future periods to differ materially from those expressed or implied by such forward-looking statements. Consideration should also be given to the areas of risk set forth under the heading “Risk Factors” in our filings with the Securities and Exchange Commission (the “SEC”), and as set forth more fully under “Part 1, Item 1A. ‘Risk Factors’” in our Annual Report on Form 10-K for the year ended December 31, 2016, as updated by “Part II, Item 1A. ‘Risk Factors’” in our Quarterly Reports on Form 10-Q for the quarters ending since that date as previously filed with the SEC and Quarterly Report on Form 10-Q for the quarter ended September 30, 2017. These risks and uncertainties include, among other things: our ability to execute on our business strategy; our ability to successfully compete in the industries in which we operate; our dependence on the effectiveness of direct response marketing; our ability to retain and attract qualified senior management; any improper use of or failure to protect the personally identifiable information of past, current and prospective customers to which we have access; our ability to upgrade and integrate our operational and financial information systems, maintain uninterrupted access to such systems and adapt to technological changes in the industries in which we operate; our dependence on third parties, including our ability to maintain relationships with such third parties and our potential exposure to liability for the actions of such third parties; damage to our reputation and increased regulation of our industries which could result from unfavorable press reports about our business model; infringement of our trademarks or service marks; changes in, and our ability to comply with, any applicable federal, state and local laws and regulations governing us, including any applicable federal consumer financial laws enforced by the Consumer Financial Protection Bureau; our ability to maintain our state licenses or obtain new licenses in new markets; our ability to continue to purchase structured settlement payments and other financial assets; our business model being susceptible to litigation; our ability to remain in compliance with the terms of our substantial indebtedness and to refinance our term debt; our ability to obtain sufficient working capital at attractive rates or obtain sufficient capital to meet the financing requirements of our business; our ability to renew or modify our warehouse lines of credit; the accuracy of the estimates and assumptions of our financial models; changes in prevailing interest rates and our ability to mitigate interest rate risk through hedging strategies; the public disclosure of the identities and information of structured settlement holders maintained in our proprietary database; our dependence on the opinions of certain credit rating agencies of the credit quality of our securitizations; our ability to complete future securitizations, other financings or sales on favorable terms; the insolvency of a material number of structured settlement issuers; adverse changes in the residential mortgage lending and real estate markets, including any increases in defaults or delinquencies, especially in geographic areas where our loans are concentrated; our ability to grow our loan origination volume, acquire mortgage servicing rights and recapture loans that are refinanced; changes in the guidelines of the applicable government-sponsored enterprises, or any discontinuation of, or significant reduction in, the operation of the applicable government-sponsored enterprises; our entry into the Restructuring Support Agreement to restructure our long-term debt and equity under chapter 11 of the United States Bankruptcy Code; the risks and uncertainties associated with the bankruptcy process; the Plan contemplated by the Restructuring Support Agreement provides for all existing equity interests of our common stockholders to be cancelled and for our common stockholders to lose the full amount of their investment; our ability to satisfy the conditions and milestones contained in the Restructuring Support Agreement; our ability to obtain confirmation of the Plan; the ability of our management to focus on the operation of our business during the pendency of the Chapter 11 Cases; and potential misrepresentations by borrowers, counterparties and other third parties.

Except for our ongoing obligations to disclose material information under the federal securities laws, we undertake no obligation to publicly revise any forward-looking statements, to report events or to report the occurrence of unanticipated events unless we are required to do so by law.

The above factors, risks and uncertainties are difficult to predict, contain uncertainties that may materially affect actual results and may be beyond the Company’s control. New factors, risks and uncertainties emerge from time to time, and it is not possible for management to predict all such factors, risks and uncertainties.

Item 9.01. Financial Statements and Exhibits.

Exhibits

Exhibit No.	Description
99.1
Disclosure Statement for Joint Pre-Packaged Plan of Reorganization of Orchard Acquisition Company, LLC and its Debtor Affiliates, dated December 1, 2017 (incorporated by reference to Exhibit 99.1 of PubCo’s Current Report on Form 8-K, filed with the SEC on December 1, 2017).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE J.G. WENTWORTH COMPANY

By:	/s/ Stephen A. Kirkwood
	Name:	Stephen A. Kirkwood
	Title:	Executive Vice President, Chief Legal & Compliance Officer

Dated: December 12, 2017

EXHIBIT INDEX

Exhibit No.	Description
99.1
Disclosure Statement for Joint Pre-Packaged Plan of Reorganization of Orchard Acquisition Company, LLC and its Debtor Affiliates, dated December 1, 2017 (incorporated by reference to Exhibit 99.1 of PubCo’s Current Report on Form 8-K, filed with the SEC on December 1, 2017).